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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934


                           Dated:  February 27, 1995


                        BRIGGS & STRATTON CORPORATION
             (Exact name of registrant as specified in its charter)

  A WISCONSIN CORPORATION            1-1370                    39-0182330
(State or other jurisdiction    (Commission File           (I.R.S. Employer
     of incorporation)               Number)               Identification No.)

             12301 WEST WIRTH STREET, WAUWATOSA, WISCONSIN  53222
          (Address of principal executive offices)        (Zip Code)





       Registrant's telephone number, including area code  (414) 259-5333





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ITEM 5.  OTHER EVENTS.
         SPIN-OFF OF STRATTEC SECURITY CORPORATION.

         This Form 8-K is filed in connection with the distribution on February 27, 1995 of all of the outstanding shares of common stock (and associated common stock purchase rights), without consideration (the "Distribution"), of STRATTEC SECURITY CORPORATION ("STRATTEC") to the holders of Briggs & Stratton Corporation ("Briggs") common stock of record as of the close of business on February 16, 1995 (the "Record Date"). Prior to the Distribution, STRATTEC was a wholly-owned subsidiary of Briggs. Briggs assigned and delivered certificates representing all of the outstanding common stock of STRATTEC to the distribution agent for distribution to the holders of record of Briggs common stock on the Record Date, in the ratio of 1 share of STRATTEC common stock for each 5 shares of Briggs common stock so held.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         This report requires no filing of financial statements or pro forma financial information.

         (A)   FINANCIAL STATEMENTS:

         Not applicable.

         (B)   PRO FORMA FINANCIAL INFORMATION:

         Not applicable.

         (C)   EXHIBITS:

         Not applicable.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    BRIGGS & STRATTON CORPORATION



Date:  March 2, 1995                By: /S/ Robert H. Eldridge
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                                        Robert H. Eldridge, Secretary-Treasurer





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